SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.____)

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I-TRAX, INC.
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(Name of Registrant as Specified in Its Charter)

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I-trax, Inc.
4 Hillman Drive, Suite 130
Chadds Ford, PA 19317

April 15, 2005

Dear Stockholder:

We cordially invite you to attend I-trax’s annual stockholders’ meeting. The meeting will be held on Tuesday, May 17, 2005, at 11:00 A.M. at our offices in Chadds Ford - 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania.

At the meeting, stockholders will vote to elect six directors and approve amendments to our 2001 stock option plan. Please carefully read the proposals and the related information included in this proxy statement.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy. If you attend the meeting and would prefer to vote in person, you may still do so.

Thank you for your continued support.

Very truly yours,

Frank A. Martin
Chairman

I-trax, Inc.
4 Hillman Drive, Suite 130
Chadds Ford, PA 19317

Notice of Annual Meeting of Stockholders

Dear Stockholder:

I-trax’s annual stockholders’ meeting will be held on Tuesday, May 17, 2005, at 11:00 A.M., at our offices in Chadds Ford - 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania.

At the meeting, stockholders will be asked to:

•	elect six directors,

•	consider and approve amendments to our 2001 stock option plan, and

•	consider any other business properly brought before the meeting.

The close of business on April 6, 2005 is the record date for determining stockholders entitled to vote at the annual meeting. A list of these stockholders will be available at I-trax’s corporate headquarters, 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania, before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope so that your shares will be represented whether or not you plan to attend the annual meeting.

By Order of the Board of Directors,

Yuri Rozenfeld
Secretary

April 15, 2005

I-TRAX, INC.
4 Hillman Drive, Suite 130
Chadds Ford, PA 19317

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PROXY STATEMENT
2005 ANNUAL MEETING OF STOCKHOLDERS

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I-trax, Inc., a Delaware corporation, is delivering these proxy materials in connection with the solicitation of proxies by the board of directors of I-trax for its 2005 annual meeting of stockholders and any adjournments or postponements of the meeting. The 2005 annual meeting will be held at 11:00 A.M., at our principal executive offices in Chadds Ford - 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317.

These proxy materials were first mailed to stockholders on or about April 15, 2005.

Sending a signed proxy will not affect a stockholder’s right to attend the annual meeting and vote in person. Every stockholder has the power to revoke his or her proxy at any time before it is voted. The proxy, before it is exercised at the meeting, may be revoked by filing with I-trax’s Secretary a notice in writing revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Explanatory Note About I-trax Common Stock

Effective January 3, 2003, I-trax completed a 1-for-5 reverse stock split. The board of directors and stockholders of I-trax authorized the reverse stock split in connection with the then pending application to list I-trax common stock on the American Stock Exchange. I-trax common stock began trading on the American Stock Exchange on January 15, 2003 under the symbol “DMX.” The information presented in this proxy statement about the number of outstanding shares of I-trax common stock, historic information about the number of shares of common stock issued in connection with completed transactions and related prices, and option and warrant information has been adjusted to reflect the completed reverse stock split.

Stockholders Entitled to Vote

The close of business on April 6, 2005 was the record date for stockholders entitled to notice of and to vote at the 2005 annual meeting.

As of the record date, there were 30,241,903 outstanding shares of I-trax common stock and 1,058,283 outstanding shares of I-trax Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock converts into 10 shares of I-trax common stock and the holders of shares of Series A Convertible Preferred Stock are entitled to vote them at the 2005 annual meeting on an “as converted” basis. Each share of common stock is entitled to one vote.

Quorum Required

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular issue constitutes a quorum for the transaction of business at the 2005 annual meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Vote Required

Election of Directors

Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the 2005 annual meeting. The six nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Approval of Amendments to 2001 Equity Compensation Plan

Approval of amendment to I-trax’s 2001 Equity Compensation Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the 2005 annual meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of voting on the proposal.

Proxies

A form of proxy is enclosed. All properly executed proxies received by I-trax’s board of directors, and not revoked, will be voted as indicated in accordance with the instructions written on the proxies. In the absence of contrary instructions, shares represented by returned proxies will be voted for the election of the directors and to approve the amendments to the 2001 Equity Compensation Plan as described in this proxy statement and, in the discretion of the proxy holders, on any other matter properly brought before the meeting.

Solicitation of Proxies

I-trax will bear all of the costs of soliciting proxies. I-trax will arrange with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of I-trax common stock and I-trax Series A Convertible Preferred Stock, and will reimburse these persons or institutions for expenses incurred in connection with this distribution. Directors, officers or employees of I-trax, none of whom will receive additional compensation, may solicit proxies in person or by telephone, facsimile, e-mail or other means. In addition, I-trax has retained Georgeson Shareholder Communications, Inc. for $6,500 and reasonable out of pocket expenses to solicit proxies in connection with the 2005 annual meeting.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

I-trax’s board of directors currently consists of seven directors. Six of I-trax’s current directors, whose terms expire at the 2005 annual meeting, have been nominated for reelection at the 2005 annual meeting. All elected directors will serve until the 2006 annual meeting.

The board’s nominees for election as directors are Haywood D. Cochrane, Jr., Philip D. Green, Gail F. Lieberman, Frank A. Martin, David Nash, M.D. and R. Dixon Thayer, each of whom is currently serving on the board.

Michael M.E. Johns will resign from the board effective April 29, 2005. The resignation was prompted by Dr. Johns’s nomination to serve as a director of Johnson & Johnson and the anticipated commitment and potential conflict that such appointment would involve. Arthur (Abbie) N. Leibowitz, M.D. resigned from the board effective December 8, 2004. The resignation was prompted by Dr. Leibowitz’s determination that the business relationship between I-trax and Health Advocate, Inc., of which Dr. Leibowitz is Executive Vice President and Chief Medical Officer, could potentially result in a conflict of interest. Mr. Bock was appointed as Senior Vice President and Chief Financial Officer of
I-trax on August 1, 2004, at which time he also resigned from the board.

The proxy holders intend to vote all proxies received by them in the accompanying form for these nominees unless otherwise directed. In the event any nominee is unable or declines to serve as a director at the time of the 2005 annual meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy, or, in the alternative, the board may reduce the number of directors. As of the date of this proxy statement, I-trax is not aware of any nominee who is unable or unwilling to serve as a director.

The following table lists the name and age, as of April 15, 2005, of each nominee to the board of directors.

Name	Age	Position

Haywood D. Cochrane, Jr.	56	Vice-Chairman and Director
Philip D. Green	54	Director
Gail F. Lieberman	61	Director
Frank A. Martin	54	Chairman and Director
David Nash, M.D.	49	Director
R. Dixon Thayer	53	Chief Executive Officer and Director

Haywood D. Cochrane, Jr., has been a director and Vice Chairman of I-trax since March 2004. Mr. Cochrane joined I-trax as a director and Vice Chairman when I-trax acquired Meridian Occupational Healthcare Associates, Inc., which did business as CHD Meridian Healthcare, on March 19, 2004. Mr. Cochrane was the Chief Executive Officer and a director of CHD Meridian Healthcare from February 1997 until it was acquired by I-trax. From June 1989 until joining CHD Meridian Healthcare, Mr. Cochrane served in various executive capacities at Laboratory Corporation of America, National Health Laboratories Inc. and Allied Clinical Laboratories, Inc. Mr. Cochrane is a director of Tripath Imaging, Inc.

Philip D. Green has been a director of I-trax since February 2001. From June 2004, Mr. Green has been a partner in the Health Practice at Gardner Carton & Douglas LLP, a leading health law practice firm. Mr. Green was the founding principal of the Washington, D.C. law firm of Green, Stewart, Farber & Anderson, P.C., founded in 1989, until it merged with Akin, Gump, Strauss, Hauer & Feld, L.L.P. in July 2000. Mr. Green practices healthcare law and assists entities in corporate planning and transactions. Mr. Green also represents a significant number of major teaching hospitals and integrated healthcare delivery systems and a number of public and private for-profit healthcare companies. Mr. Green is a director of Allscripts Health Care Solutions, Inc., a provider of point-of-care solutions to physicians.

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Gail F. Lieberman has been a director of I-trax since August 2004. Ms. Lieberman is managing partner of Rudder Capital LLC, a mergers and acquisitions advisory and consulting firm serving middle market companies in the services sector. She oversees buy-side, sell-side, consulting and recruiting assignments for business information and services, financial, media and consumer companies. From 1996 to 1999, Ms. Lieberman served as chief financial officer of the Financial and Professional Publishing Group, a division of The Thomson Corporation, a public information services company. From 1994 to 1996, Ms. Lieberman was vice president, managing director and chief financial officer of Moody Investor’s Services, Inc. In addition, Ms. Lieberman spent 11 years with Scali, McCabe, Sloves, Inc., a global advertising agency, serving as executive vice president and chief financial officer.

Frank A. Martin has been a director and Chairman of I-trax since September 2000. Mr. Martin also served as the Chief Executive Officer of I-trax from September 2000 until February 2005. In addition to serving as I-trax’s Chairman, Mr. Martin is actively engaged in I-trax’s strategic business development, stockholder relations and key client relationships. Mr. Martin founded, and has been a managing director of, The Nantucket Group, LLC, a healthcare venture capital firm specializing in investing in early stage healthcare service and technology companies since December 1998. Mr. Martin served as the Chief Executive Officer and director of EduNeering, Inc., an electronic knowledge management company, from April 1999 to April 2000. In November 1992, Mr. Martin founded Physician Dispensing Systems, Inc., or PDS, a healthcare information technology company that developed pharmaceutical software for physicians’ offices. Mr. Martin sold PDS to Allscripts Healthcare Solutions in December 1996 and then joined its board of directors on which he served until 1998.

David Nash, M.D., M.B.A., FACP, has been a director of I-trax since February 2003. Since 2000, Dr. Nash has been The Dr. Raymond C. and Doris N. Grandon Professor of Health Policy and Medicine at Thomas Jefferson University Hospital. In 1995, he was named Associate Dean for Health Policy and Professor of Medicine, Division of Internal Medicine at Jefferson Medical College. In 1990, Dr. Nash was named Director of Health Policy and Clinical Outcomes at Thomas Jefferson University Hospital. Dr. Nash has also served as a member of the Disease Management Association of America, The Washington Business Group on Health, and the National Committee for Quality Assurance (NCQA) Disease Management Advisory Council. As of 2000, Dr. Nash has served as Editor-In-Chief of Disease Management and is on the editorial board of eight other peer-reviewed journals.

R. Dixon Thayer has been a director of I-trax since April 2003 and Chief Executive Office since February 2005. Mr. Thayer is the founder and senior partner of ab3 Resources, Inc., a strategic consulting and private equity investment company. Prior to joining I-trax as Chief Executive Office, Mr. Thayer served as President, Chief Executive Officer and director of GreenLeaf Auto Recyclers, LLC, a company ab3 Resources, Inc. recently acquired from Ford Motor Company. From 1999 to 2002, Mr. Thayer served as Executive Director of Global New Business Operations for Ford Motor Company. In this capacity, Mr. Thayer led corporate initiatives to develop, acquire and grow “next generation” aftermarket service businesses to help transform Ford into a global relationship-based consumer products and services company. From 1998 to 1999, Mr. Thayer served as President and Chief Executive Officer of Provant Consulting Companies, where he helped lead the merger and integration of several independent consultancies and training companies into the largest publicly traded company of its type. From 1996 to 1998, Mr. Thayer served as President of Sunbeam International Division and was an original member of the turnaround team that successfully restructured the company. From 1995 to 1996, Mr. Thayer was the Senior Vice President of Research, Development, Engineering & Global Growth for Kimberly Clark Corporation and was a key architect of the merger between Scott Paper and Kimberly Clark. From 1992 to 1995, Mr. Thayer was Vice President AFH Europe, Scott Paper Company where he also served as Chief Operating Officer of the European division.

There are no family relationships among directors, executive officers and persons nominated to become directors.

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Board of Directors Meetings

The board of directors of I-trax held 7 meetings during 2004. Each director while serving in 2004, other than Dr. Leibowitz and Mr. Thayer, attended more than 75% of the meetings of the board and its committees of which he or she is a member.

Board of Directors’ Committees

The board of directors has a compensation committee and an audit committee. Currently, the board does not have a nominating committee. All members of the board, however, participate in the consideration of director nominees.

Compensation Committee

The compensation committee is primarily responsible for determining the compensation payable to the officers and key employees of I-trax and recommending to the board additions, deletions and alterations with respect to the various employee benefit plans and other fringe benefits provided by I-trax. No member of the committee, however, may participate in decisions pertaining to his or her compensation or benefits in his or her capacity as a director of I-trax. The committee also is primarily responsible for administering I-trax’s stock option plans, recommending stock options to the board at large with regard to I-trax’s key employees and non-employee directors and determining the terms and conditions on which the options are granted.

Through 2004, the committee had two members. Messrs. Bock and Thayer were members on January 1, 2004. In August 2004, Mr. Bock was appointed as Senior Vice President and Chief Financial Officer of I-trax, at which time he resigned from the board and the committee. Ms. Lieberman replaced Mr. Bock on the board and the committee. Furthermore, on February 14, 2005, Mr. Thayer was appointment as I-trax’s Chief Executive Officer, at which time he resigned from the committee. Accordingly, as of February 14, 2004, the committee has consisted of one member, Ms. Lieberman. The board expects to nominate an additional director to serve on the committee at the board’s annual meeting following the 2005 annual meeting of stockholders. The committee did not hold separate meetings in 2004. Members of the committee participated in other board meetings concerning compensation issues and had recommended a course of action with respect to compensation matters to the board at those meetings. Ms. Lieberman is independent, as defined in Section 121(A), as in effect on April 11, 2005, of the American Stock Exchange, or AMEX, listing standards.

Audit Committee

The audit committee is primarily responsible for appointing and pre-approving the services performed by I-trax’s independent auditors as well as reviewing and evaluating I-trax’s accounting principles and reporting practices. The audit committee is also responsible for monitoring I-trax’s system of internal accounting controls and has the responsibility and authority described in its charter, which was included as Exhibit A to I-trax’s proxy statement for its 2004 annual meeting filed with the Securities and Exchange Commission on April 19, 2004.

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Through 2004, the committee had two members. Messrs. Bock and Thayer were members on January 1, 2004. In August 2004, Mr. Bock was appointed as Senior Vice President and Chief Financial Officer of I-trax, at which time he resigned from the board and the committee. Ms. Lieberman replaced Mr. Bock on the board and the committee. Furthermore, on February 14, 2005, Mr. Thayer was appointment as I-trax’s Chief Executive Officer, at which time he resigned from the committee. Accordingly, as of February 14, 2004, the committee has consisted of one member, Ms. Lieberman. On March 16, 2005, I-trax consulted with AMEX concerning the effect of Mr. Thayer’s resignation from the audit committee. On March 18, 2005, AMEX issued a letter notifying I-trax that it was not in compliance with AMEX audit committee composition requirements as set forth in Section 121B(2) of the AMEX Company Guide. AMEX allowed I-trax until June 16, 2005 to regain compliance with the requirements.

The board has determined that Ms. Lieberman meets the Securities and Exchange Commission’s criteria of financial expert and is financially sophisticated for the purposes of AMEX listing standards. Ms. Lieberman is also independent, as defined in Section 121(A), as in effect on April 11, 2005, of AMEX listing standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

The audit committee held five meetings in 2004.

Director Nominations

Currently, the board does not have a formal nominating committee and the full board conducts functions of a nominating committee, which include identifying and recommending nominees for election to the board. Prior to election, director nominations are recommended to the board or stockholder consideration by a majority of the independent directors. The board intends to establish a nominating committee at the board’s annual meeting following the 2005 annual meeting of stockholders. The board considers candidates for board membership suggested by its members and management. The board has authority to retain a search firm to assist in the identification of director candidates. In selecting nominees for director, the board considers a number of factors, including but not limited to:

•	whether a candidate has business and industry experience that is relevant to I-trax, including recent experience at the senior management level of a company at least as large or larger than I-trax;

•	the candidate’s ability to work constructively with I-trax’s management and other directors;

•	the candidate’s ability to represent interests of the stockholders;

•	the candidate’s independence from management and freedom from potential conflicts of interest with I-trax;

•	the candidate’s reputation, integrity, judgment, skill, leadership ability, interpersonal skills, honesty and moral values;

•	the candidate’s financial literacy;

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•	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties;

•	legal and regulatory concerns; and

•	whether the candidate contributes to the range of talent, skills and expertise appropriate for enhancing the board’s diversity, overall composition and effectiveness.

Members of the board may also request additional information about and interview the potential nominee.

The board will also consider recommendations of nominees for director received from stockholders at least 120 days prior to the anniversary date of I-trax’s annual meeting of stockholders for the previous year. In evaluating nominations received from stockholders, the board will apply the criteria and follow the process described above. Stockholders wishing to recommend a nominee for director should submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to I-trax’s Secretary.

Compensation of Directors

Effective April 2004, independent directors receive cash payments of $3,000 per calendar quarter and $1,000 for each in person meeting or $250 per hour of each telephone meeting. Every two years, all non-employee directors receive options to acquire 20,000 shares of common stock in consideration for their service on the board. In addition, every two years members of board committees receive options to acquire 10,000 shares of common stock for each committee on which they serve. Directors are reimbursed for out-of-pocket expenses incurred in connection with attending board and committee meetings.

Stockholder Access to Directors

Stockholders who wish to communicate with directors should do so by writing to the Secretary,
I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317. Under that process, the Secretary of I-trax reviews all such correspondence and regularly forwards to the board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the board or its committees or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by I-trax that is addressed to members of the board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of I-trax’s audit committee.

Director Attendance at Annual Stockholders Meeting

I-trax encourages all of its directors to attend I-trax’s annual meeting of stockholders. All of the individuals then serving as directors, except Dr. Leibowitz, attended I-trax’s 2004 annual meeting of stockholders either in person or by conference call.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2 - APPROVAL OF AMENDMENTS TO
THE COMPANY’S 2001 EQUITY COMPENSATION PLAN

Description of Amendments Subject to Stockholder Approval

I-trax is asking stockholders to approve three amendments, or Amendments, to its 2001 Equity Compensation Plan, or the Plan. The Amendments were approved by the board on August 16, 2004. These Amendments:

•	increased the number of shares available for grant under the Plan by 2,000,000 shares;

•	increase the number of shares added to the Plan on each January 1 from 200,000 shares to 300,000 shares; and

•	increase the number of options that may be granted to a single individual in a single year to 400,000 shares.

The sections of the Plan affected by the Amendments are included in Appendix A to this proxy statement.

Description of the 2001 Equity Compensation Plan

The Plan provides a means whereby eligible individuals may be given an opportunity to acquire shares of common stock and to benefit from increases in value of the common stock. The Plan was originally adopted on March 20, 2001, amended on April 10, 2001, and approved by the stockholders on May 21, 2001.

The board believes that equity awards under the Plan plays an important role in I-trax’s efforts to attract, employ and retain employees, directors and consultants of outstanding ability and helps align management’s interests with those of our stockholders.

The principal terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan. I-trax will furnish a copy of the Plan to any stockholder upon written request to the Secretary of I-trax at its executive offices in Chadds Ford, Pennsylvania.

Structure. Four separate types of equity compensation may be issued under the Plan. First, stock options may be granted to eligible individuals under the Plan. Stock options give optionees the right to purchase shares of common stock at an exercise price determined at the time the option is granted. Second, a salary investment option grant program may be implemented under the Plan. The salary investment option grant program permits eligible employees to reduce their salary voluntarily as described below. Third, direct issuances of stock may be made to eligible persons under the Plan. Persons receiving direct issuances of stock may purchase shares of common stock at a price less than, equal to or greater than the fair market value of the common stock or may receive such shares of common stock for past services rendered or as a bonus for the performance of services. Direct issuances may be subject to certain restrictions, including vesting periods and performance goals. In addition, if specifically implemented, the Plan permits non-employee members of the board to automatically receive options to purchase shares of common stock at periodic intervals.

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Administration. The board’s compensation committee administers the Plan. Committee members serve for such period of time as the board may determine. The Plan may also be administered, with respect to optionees who are not executive officers subject to the short-swing profit rules of the federal securities laws, by the board or a secondary committee comprised of one or more members of the board. The compensation committee (or board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Plan) to determine the eligible individuals who are to receive awards under the Plan, the number of shares to be covered by each granted option or other award, the date or dates on which the option is to become exercisable or the award is to vest, the maximum term for which the option or award is to remain outstanding, whether the granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code, or the “Code,” or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant or award.

Eligibility. Employees (including officers), independent directors and consultants who render services to I-trax or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the Plan. However, only employees are eligible to receive incentive stock options.

As of April 15, 2005, approximately 100 employees and other persons were participating in the Plan.

Securities Subject to the Plan. Prior to approval of the Amendments by the board of directors in August 2004, the Plan provided for the issuance of a maximum of 1,600,000 shares. The number also increased automatically on the first day of each calendar year by an amount equal to the lesser of: 3% of the shares of common stock then outstanding; and 200,000 shares.

Upon approval of the Amendments by the board, the number of shares increased by 2,000,000 to 3,600,000 shares, and on January 1, 2005 the number of shares increased by an additional 300,000 shares to 3,900,000 shares.

Accordingly, upon approval of the Amendments by the stockholders, the number of shares of common stock that may be issued under the Plan would increase to 3,900,000 shares.

Further, if the Amendments are approved by the stockholders, the maximum that a single individual could receive in a calendar year would increase to 400,000 shares from 80,000 shares.

Should an option or award under the Plan expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award be repurchased by I-trax for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the Plan.

Option Grants

Price and Exercisability. The option exercise price per share in the case of an incentive stock option may not be less than 100% of the fair market value of the common stock on the grant date and, in the case of a non-statutory option, may be less than, equal to or greater than the fair market value of the Common Stock on the grant date. Options become exercisable at such time or times and during such period as the committee or the board may determine and set forth in the instrument evidencing the option grant.

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The exercise price may be paid in cash or in shares of common stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to I-trax, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The compensation committee has the discretionary authority to cancel outstanding options and to substitute options with an exercise price based on the fair market value of the option shares on the regrant date.

No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. An incentive stock option is not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee’s lifetime only the optionee may exercise the option. A non-statutory stock option may be assigned in circumstances approved in advance by the compensation committee.

Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from termination date. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of common stock in which the optionee is vested at the time of cessation of service. The compensation committee has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

The compensation committee may grant options that are exercisable for unvested shares. The shares of common stock acquired upon the exercise of such options may be subject to repurchase by I-trax at the original exercise price paid per share upon the optionee’s cessation of service prior to vesting in such shares. The committee has complete discretion in establishing the vesting schedule to be in effect for any unvested shares.

Incentive Stock Options. Incentive stock options may only be granted to individuals who are employees of I-trax or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the common stock for which one or more options granted to any employee under the Plan (or any other equity plan of I-trax or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code may not exceed $100,000.

Salary Investment Option Grant Program

The compensation committee may permit certain employees to participate in the salary investment option grant program for one or more calendar years. Each selected individual who elects to participate in the salary investment option grant program must, prior to the start of each calendar year of participation, file with the compensation committee an irrevocable authorization directing I-trax to reduce his or her base salary for that calendar year by an amount not less than $5,000 nor more than $50,000. Each individual who makes this election will be granted an option under the salary investment grant program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

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The exercise price per share will be 33-1/3% of the fair market value of the common stock on the grant date. The exercise price will become immediately due upon exercise of the option and will be payable in one or more of the alternative forms authorized under the stock option grant program. The number of shares of common stock subject to the option is determined by dividing (1) the dollar amount of the approved reduction in the optionee’s base salary for the calendar year by (2) the product of the fair market value per share of common stock on the option grant date and 66-2/3%. An option becomes exercisable in a series of 12 successive equal monthly installments upon the optionee’s completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

This program is currently not in effect.

Stock Issuance Program

Stock may be sold at a price per share less than, equal to or greater than the fair market value of the common stock on the date of issuance, payable in cash payable to I-trax. Shares may also be issued as consideration for past services or as a performance bonus.

The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The compensation committee, however, has the discretionary authority at any time to accelerate the vesting of any or all unvested shares outstanding under the Plan.

General Provisions

Acceleration of Options. The compensation committee (or board to the extent acting as plan administrator) has full authority to determine which, if any, outstanding option or award under the Plan will become fully exercisable upon a “Change in Control” (as defined below). The board may also provide that such option or award is to be assumed by the successor corporation (or parent) or to be replaced with a comparable option or award to purchase shares of the capital stock of the successor corporation (or parent).

A “Change in Control” means a change in ownership or control of I-trax effected through any of the following transactions:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are stockholders on the effective date of the Plan) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of I-trax representing more than 50% of the voting power of the then outstanding securities of I-trax; provided that a Change in Control will not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder and a Change in Control will not be deemed to occur as a result of a transaction in which I-trax becomes a subsidiary of another corporation and in which the stockholders of I-trax, immediately prior to the transaction, beneficially owns, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

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(b) The stockholders of I-trax approve (or, if stockholder approval is not required, the board approves) an agreement providing for (1) the merger or consolidation of I-trax with another corporation where the stockholders of I-trax, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (2) the sale or other disposition of all or substantially all of the assets of I-trax, or (3) a liquidation or dissolution of I-trax.

Valuation. For purposes of establishing the option price and for all other valuation purposes under the Plan, the fair market value of a share of common stock, if the common stock is publicly traded, is determined as follows: (x) if the principal trading market for the common stock is the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported; or (y) if the common stock is not principally traded on such exchange or market, the highest “bid” price of common stock on the relevant date, as reported by the Over-the-Counter Bulletin Board, the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the compensation committee (or the board to the extent acting as plan administrator) determines. If the common stock is not publicly traded or, if publicly traded, the compensation committee (or the board to the extent acting as plan administrator) determines that the number of shares of the common stock traded on a given day, the last reported sale price thereof, or, if applicable, the highest “bid” quotation as set forth above are not indicative of the fair market value of the common stock, the fair market value per share shall be as determined by the compensation committee (or the board to the extent acting as plan administrator).

Changes in Capitalization. If any change is made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without I-trax’s receipt of consideration, appropriate adjustments shall be made to: (1) the maximum number and/or class of securities issuable under the Plan; (2) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan; (3) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year; (4) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee board members; and (5) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan.

Each outstanding option or award that is assumed in connection with a Change in Control will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such Change in Control, to the optionee or participant had the option or award been exercised immediately prior to the Change in Control. Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the Plan on both an aggregate and a per-participant basis.

Plan Amendments and Termination. The board may amend or modify the Plan in any and all respects whatsoever. However, without the consent of the affected optionee or award holder, no such amendment or modification shall adversely affect the rights and obligations under then outstanding options or awards. The approval of I-trax’s stockholders will be obtained to the extent required by applicable law. The board may, at any time and for any reason, terminate the Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

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Because the Plan is discretionary, benefits to be received by individual optionees are not determinable.

Federal Income Tax Consequences of Options Granted Under the Plan

Options granted under the Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs, as follows:

Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition as further described below.

For Federal tax purposes, dispositions are divided into two categories: (A) qualifying and (B) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (A) the amount realized upon the sale or other disposition of the purchased shares over (B) the exercise price paid for such shares. In general, if there is a disqualifying disposition of the shares, the excess of (1) the fair market value of those shares on the date the option was exercised over (2) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain. Under current law, no tax withholding requirements apply to income recognized upon a disqualifying disposition, but I-trax is required to report the amount of any ordinary income recognized by the optionee to the Internal Revenue Service.

If the optionee makes a disqualifying disposition of the purchased shares, then I-trax will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (1) the fair market value of such shares on the date the option was exercised over (2) the exercise price paid for the shares. In no other instance will I-trax be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-Statutory Options. An optionee recognizes no taxable income upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

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Special provisions of the Code apply to the acquisition of common stock under a non-statutory option if the purchased shares are subject to repurchase by I-trax. These special provisions may be summarized as follows:

(a)  If the shares acquired upon exercise of the non-statutory option are subject to repurchase by I-trax at the original exercise price in the event of the optionee’s termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when I-trax’s repurchase right lapses, an amount equal to the excess of (1) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (2) the exercise price paid for the shares and will be required to satisfy the tax withholding requirements at that time.

(b)  The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (1) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to I-trax’s repurchase right) over (2) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses but will be required to satisfy the tax withholding requirements at the time of exercise.

I-trax will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of I-trax in which such ordinary income is recognized by the optionee. I-trax anticipates that the compensation deemed paid by I-trax upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by I-trax and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of I-trax.

Stock Issuances. The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the receipt of stock upon the exercise of non-statutory option grants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2001 EQUITY COMPENSATION PLAN.

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CODE OF CONDUCT DISCLOSURE

I-trax has a Code of Conduct that is applicable to all employees of I-trax, including I-trax’s principal executive officer, the principal financial officer and the principal accounting officer. The Code of Conduct is designed to deter wrongdoing and promote ethical conduct, full and accurate reporting in I-trax’s SEC filings, compliance with applicable law, as well as other matters. A copy of the Code of Conduct is available on I-trax’s website at www.i-trax.com.

PRINCIPAL ACCOUNTING FEES AND SERVICES

I-trax engaged Goldstein Golub Kessler LLP on February 22, 2005, pursuant to the authorization of the audit committee of the board, to audit I-trax’s financial statements for the years ended December 31, 2003 and 2004. I-trax also engaged Goldstein Golub Kessler LLP, pursuant to the authorization of the audit committee of the board, to audit I-trax’s financial statements for the year ending December 31, 2004.

A summary of the audit and non-audit fees paid to Goldstein Golub Kessler LLP in 2003 and 2004 is as follows:

	Fiscal 2004	Fiscal 2003

Audit Fees	$142,513	$94,000
Audit-Related Fees (1)	100,950	--
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$243,463	$94,000

(1)
Audit related fees primarily include attest services related to financial reporting that are not required by statute and regulation and accounting consultation concerning financial accounting and reporting standards.

The audit committee’s policy provides for the pre-approval of audit and non-audit services performed by I-trax’s independent auditor. Under the policy, the audit committee may pre-approve specific services, including fee levels, by the independent auditor in designated categories of audit, audit-related, tax services and all other services.

Representatives of Goldstein Golub Kessler LLP are expected to be present at the 2005 annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services Inc. from which it leases auditing staff who are full time, permanent employees of American Express Tax and Business Services and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

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EQUITY COMPENSATION PLAN INFORMATION

The following table represents information about all equity compensation plans under which equity securities of I-trax are authorized for issuance as of December 31, 2004. All share and exercise price information presented below reflects a 1-for-5 reverse stock split effected as of close of the business on January 3, 2003.

Plan Category	Number of shares of common stock issuable upon the exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of common stock available for issuance under equity compensation plans (excluding shares of common stock reflected in column)
Equity compensation plans approved by security holders (1)	1,259,161	$3.23	940,839
Equity compensation plans not approved by security holders (2)	3,888,892	$2.68	2,000,000

Totals:	5,148,053	$2.81	2,940,839

(1)
Represents shares issuable upon exercise of options under our 2000 and 2001 Equity Compensation Plans, and excludes 2,000,000 shares added to the 2001 Plan and approved by the board in August 2004. The excluded shares are reflected in “Equity compensation plans not approved by security holders.” The number of shares authorized for issuance under the 2001 Plan increases automatically on the first day of each year beginning with 2002 by 200,000 shares. Accordingly, as of January 1, 2004, 1,600,000 shares were authorized for issuance under the 2001 Plan. One of the Amendments subject to stockholder approval as described in this proxy statement increases the number of shares automatically added to the 2001 Plan on the first day of each year from 200,000 to 300,000 shares. This change was effective as of January 1, 2005. Generally, options granted under the 2000 and 2001 Plans vest over a period of three years with respect to grants made to employees and consultants and over a period of two years with respect to options grated to directors. Exercise prices are established with reference to our common stock’s market price.

(2)
Includes options to acquire an aggregate of 493,998 shares granted outside of our 2000 and 2001 Equity Compensation Plans and warrants to acquire an additional 3,394,894 shares. The 2,000,000 shares added to the 2001 Plan and approved by the board in August 2004 are also reflected. The added shares are subject to stockholder approval as described in this proxy statement. Options granted outside of our 2000 and 2001 Plans have terms similar to options granted pursuant to such plans including, exercise prices established with reference to our common stock’s market price, vesting terms and exercise terms. Warrants are granted as necessary to secure financings and have terms of five to ten years. All outstanding options vested over three years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The table below sets forth, as of April 4, 2005, the number of shares and percentage of common stock beneficially owned by:

•	our Chief Executive Officer and four other most highly compensated executive officers based on compensation earned during 2004;

•	each director;

•	all directors and executive officers as a group; and

•	each person who is known by I-trax to beneficially own 5% or more of I-trax’s outstanding common stock.

Beneficial ownership was determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, a person is deemed to beneficially own certain shares if the person has the right to acquire the shares, such as upon exercise of options or warrants, within 60 days of April 4, 2005, the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by such person (and only such person) by reason of any acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To I-trax’s knowledge, except as indicated in the footnotes to this table and under applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Executive Officers and Directors*	Common Stock Beneficially Owned	Convertible Securities Exercisable Within 60 Days**	Total	Percent of Class

Frank A. Martin	852,969	610,817	1,463,786	4.7
Charles D. (Chip) Phillips	376,389	16,837	393,226	1.3
Haywood D. Cochrane, Jr.	193,288	6,893	200,181	***
David R. Bock	119,693	40,000	159,693	***
Philip D. Green (1)	1,200	89,280	90,480	***
E. Stuart Clark	70,203	--	70,203
Michael M.E. Johns, M.D.	--	40,000	40,000	***
R. Dixon Thayer	--	40,000	40,000	***
David Nash, M.D.	--	20,000	20,000	***
Gail F. Lieberman	--	--	--	***
All executive officers and directors as a group (11 persons)	1,637,358	982,121	2,619,479	8.4

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5% Stockholders	Common Stock Beneficially Owned	Convertible Securities Exercisable Within 60 Days****	Total	Percent of Class

Centre Reinsurance Limited (2)	2,329,174	336,119	2,665,293	8.7
Pequot Capital Management, Inc. (3)	1,750,000	--	1,750,000	5.8
Michael J. Hardies, M.D. (4)	1,472,369	221,326	1,693,695	5.6
Susan M. Mathews, Ph.D. (5)	1,354,824	213,591	1,568,415	5.1

*	Executive officers and directors of I-trax can be reached at I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317.

**
Includes shares of common stock issuable upon exercise of options and warrants and, with respect Messrs. Phillips and Cochrane, shares of common stock issuable upon conversion of Series A Convertible Preferred Stock.

***	Less than 1% of the outstanding shares of common stock.

****	Includes shares of common stock issuable upon conversion of Series A Convertible Preferred Stock.

(1)	Mr. Green is an affiliate of Health Industry Investments, LLC and Innovative Health Strategies, LLC, holders of options to purchase 40,000 and 6,400 shares, respectively.

(2)	The address for Centre Reinsurance Limited is Wellesley House, 90 Pitts Bay Road, Pembroke HM08, Bermuda.

(3)
Pequot Capital Management, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The address for Pequot Capital Management is 500 Nyala Farm Road, Westport, Connecticut 06880.

(4)	Dr. Hardies can be reached at I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317.

(5)	The address for Dr. Mathews is 2398 Rosendale Road, Niskayuna, NY 12309.

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EXECUTIVE COMPENSATION

I-trax’s executive officers and their ages as of April 15, 2005 are as follows:

Name	Age	Position

R. Dixon Thayer	53	Chief Executive Officer and Director
Frank A. Martin	54	Chairman and Director
Haywood D. Cochrane, Jr.	56	Vice-Chairman and Director
David R. Bock	61	Senior Vice President and Chief Financial Officer
Charles D. (Chip) Phillips	50	Executive Vice President and Chief Operating Officer
E. Stuart Clark	35	Executive Vice President, On-site Healthcare Services
Yuri Rozenfeld	36	Vice President, General Counsel and Secretary

Please see information under Election of Directors proposal above for biographical information of Messrs. Thayer, Martin and Cochrane.

David R. Bock has been a Senior Vice President and Chief Financial Officer of I-trax since September 2004. Mr. Bock was a director of I-trax from February 2001 until September 2004. Mr. Bock has been a managing partner of Federal City Capital Advisors, LLC, an investment banking firm located in Washington, D.C., since August 1997 and is also a managing director of The Nantucket Group, LLC. Mr. Bock served as Executive Vice President and Chief Financial Officer of Pedestal, Inc., an Internet-based company providing information on the secondary mortgage marketplace, from January 2000 to April 2002. From 1992 to 1995, Mr. Bock was a managing director in the London corporate finance group of Lehman Brothers where he was responsible for developing investment banking business in emerging markets, including India, Russia, Turkey and Central Europe. Mr. Bock also served in a variety of positions at the World Bank, including as Chief of Staff for the Bank’s worldwide lending operations. Mr. Bock is also a director of the New York Mortgage Trust, Inc., a NYSE listed company, and a trustee for the Pioneer Funds.

E. Stuart Clark has been an Executive Vice President of On-site Healthcare Services of I-trax since March 2005. Mr. Clark joined I-trax as Senior Vice President when I-trax acquired CHD Meridian Healthcare in March 2004. During his 14 years in the on-site healthcare industry, Mr. Clark has served in senior operational, sales, and development roles within the on-site healthcare divisions of CHD Meridian Healthcare, and from 2000 to 2004 served as Senior Vice President with responsibility for sales, marketing, and strategy. Mr. Clark was a member of the Board of Directors of Clinical and Pharmacologic Resources, Inc., from 1996 until 2002 when it was sold to Kendle International and he also served on the Board of Directors of Data Phase IV, Inc., a contract research organization, from 2002 until May 2004 when it was sold to United Biosource Corporation.

Yuri Rozenfeld has been the General Counsel of I-trax since July 2000, Secretary of I-trax since March 2002 and Vice President since February 2003. From April 1997 to July 2000, Mr. Rozenfeld was an associate in the Business and Finance Group at Ballard Spahr Andrews & Ingersoll, LLP, where he represented small- and mid-cap public companies and venture capital funds in a broad range of corporate matters, including stock and asset acquisitions, mergers, venture capital investments, venture fund formations, partnership and limited liability company matters and securities law matters. From 1995 to April 1997, Mr. Rozenfeld was an associate specializing in product liability litigation with Riker, Danzig, Scherer, Hyland & Perretti LLP.

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Executive Compensation

The following Summary Compensation Table sets forth the compensation earned by the following individuals: I-trax’s current Chief Executive Officer, and four other most highly compensated executive officers who were serving as such as of December 31, 2004.

Summary Compensation Table
	Annual Compensation				Long-Term Compensation
Name and Position	Year	Salary (1)	Bonus	Other	Number of Options

R. Dixon Thayer Chief Executive Officer (2)	2004	--	--	$10,750	--
	2003	--	--	--	40,000
	2002	--	--	--	--

Frank A. Martin Chairman and former Chief Executive Officer (3)	2004	$236,985	$300,000	$5,000	--
	2003	171,000	--	6,000	100,000
	2002	173,543	--	6,000	1,750

Haywood D. Cochrane, Jr. Vice-Chairman and Director (4)	2004	$175,962	$100,000	--	--
	2003	225,000	100,000	--	--
	2002	225,000	100,000	--	--

David R. Bock Senior Vice President and Chief Financial Officer (5)	2004	100,962	--	$4,000	--
	2003	--	--	--	40,000
	2002	--	--	--	--

Charles D. (Chip) Phillips Executive Vice President and Chief Operating Officer (4)(6)	2004	$225,000	$70,000	--	--
	2003	225,000	60,000	--	--
	2002	225,000	50,000	--	--

E. Stuart Clark Executive Vice President, On-site Healthcare Services (4)	2004	$155,770	$91,250	--	--
	2003	150,000	72,500	--	--
	2002	141,923	40,000	--	--

(1)	Salary includes amounts deferred under 401(k) plans.

(2)
Mr. Thayer joined I-trax a Chief Executive Officer on February 14, 2005. Mr. Thayer received fees reflected as other compensation and stock option grants for serving on I-trax’s board and its committees prior to joining I-trax as an executive officer.

(3)
Mr. Martin resigned from the position of Chief Executive Officer on February 14, 2005. Other compensation includes automobile and parking allowance. Salary for 2002 includes $20,418 deferred by Mr. Martin at the request of I-trax to conserve cash. Approximately half of this amount was converted into common stock at a conversion price of $1.75 per share effective June 30, 2003 and the balance repaid.

(4)
Messrs. Cochrane, Phillips and Clark are former executives of CHD Meridian Healthcare, which I-trax acquired on March 19, 2004. Compensation for 2002, 2003 and through the merger in 2004, was paid by CHD Meridian Healthcare. In addition to salary and bonus reflected in the table, in the CHD Meridian Healthcare acquisition, Messrs. Cochrane, Phillips and Clark received $494,256, $1,207,271 and $1,077,781, respectively, on account of their equity interest in CHD Meridian Healthcare.

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(5)
Mr. Bock joined I-trax as Senior Vice President and Chief Financial Officer effective August 1, 2004. Mr. Bock received fees reflected as other compensation and stock option grants for serving on I-trax’s board and its committees prior to joining I-trax as an executive officer.

(6)
Mr. Phillips has been an Executive Vice President and the Chief Operating Officer of I-trax since March 2004. Mr. Phillips joined I-trax when I-trax acquired CHD Meridian Healthcare. Mr. Phillips was President and Chief Operating Officer of CHD Meridian Healthcare from 1999 until its merger with I-trax.

Option Grants

None of the named executive officers received stock options or stock appreciation rights during the fiscal year ended December 31, 2004.

Option Exercises and Values

The following table contains information about each of the named executive officers’ option exercises in fiscal year 2004 and option holdings as of December 31, 2004. No stock appreciation rights were outstanding at the end of 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Year End Exercisable / Unexercisable	Value of Unexercised In-the-Money Options at Year End Exercisable / Unexercisable (1)

R. Dixon Thayer	--	--	30,000 / 10,000	$11,400 / $3,800

Frank A. Martin	--	--	121,166 / 50,584	$19,000 / $19,000

Haywood D. Cochrane, Jr.	--	--	-- / --	-- / --

David R. Bock	--	--	30,000 / 10,000	$11,400 / $3,800

Charles D. (Chip) Phillips	--	--	-- / --	-- / --

E. Stuart Clark	--	--	-- / --	-- / --

(1)	Based on $1.89, the closing price of the common stock on December 31, 2004, less the exercise price payable upon exercise of unexercised in-the-money options.

Employment Contracts

I-trax and its affiliated entities are parties to the following employment agreement with executive officers:

Frank A. Martin

I-trax Health Management Solutions, Inc., a predecessor of I-trax, entered into an employment agreement with Mr. Martin on December 29, 2000. The agreement was for an initial term of three years. The employment agreement extends automatically for successive periods of one year, unless Mr. Martin elects not to renew the agreement. Mr. Martin’s current base salary is $250,000.

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Health Management Solutions may terminate Mr. Martin’s employment with or without cause at any time. In addition, Mr. Martin may terminate his employment upon 90 days’ notice or upon shorter notice for good reason. Good reason includes the failure by Health Management Solutions to continue Mr. Martin in his executive position, material diminution of Mr. Martin’s responsibilities, duties or authority, assignment to Mr. Martin of duties inconsistent with his position or requiring Mr. Martin to be permanently based anywhere other than within 25 miles of Philadelphia, Pennsylvania.

In the event the agreement is terminated without cause or for good reason, Health Management Solutions will pay Mr. Martin severance equal to one year’s salary, payable over one year. In addition, in the event the agreement is terminated without cause or for good reason, Mr. Martin will remain subject to the non-competition restrictions described below only as long as he is receiving severance payments. Finally, all options granted to Mr. Martin will accelerate and vest immediately.

With the exception of the circumstances described in the immediately preceding paragraph, Mr. Martin agreed not to compete against Health Management Solutions for a period of one year following the expiration of the initial term or any renewal term, even if the actual employment is terminated prior to such expiration. Mr. Martin also agreed not to use or disclose any confidential information of Health Management Solutions for at least five years after the expiration of the original term or any renewal term, even if the actual employment is terminated prior to such expiration.

R. Dixon Thayer

I-trax entered into an employment agreement with Mr. Thayer effective February 15, 2005. The agreement is for an initial term of three years and renews automatically for an additional term of two years. Mr. Thayer’s initial annual compensation is $300,000 and Mr. Thayer will receive an annual bonus that will be established by I-trax’s compensation committee. In addition, Mr. Thayer received a grant of options to acquire 400,000 shares of I-trax common stock.

I-trax may terminate Mr. Thayer’s employment with or without cause at any time, and Mr. Thayer may terminate his employment upon 90 days’ notice or upon shorter notice for good reason. Good reason includes the failure by I-trax to continue Mr. Thayer in his position, material diminution of his responsibilities, duties or authority, assignment to him of duties inconsistent with his position or requiring him to be permanently based other than at his current location.

If Mr. Thayer’s employment is terminated without cause or for good reason, I-trax will pay Mr. Thayer severance equal to two year’s salary, payable over two years, and bonuses accrued through the date of termination.

Mr. Thayer has agreed not to compete against I-trax for a period of one year or while receiving severance, whichever is longer, following the expiration of the initial term or renewal term, even if the actual employment is terminated prior to such expiration. Mr. Thayer also agreed not to use or disclose any confidential information of I-trax for at least five years after the expiration of the original term or additional term, even if the actual employment is terminated prior to such expiration.

David R. Bock and Yuri Rozenfeld

On November 17, 2004, I-trax entered into employment agreements with Messrs. Bock and Rozenfeld.

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Each agreement is for an initial term of three years and renews automatically for an additional term of two years. Messrs. Bock’s and Rozenfeld’s initial annual compensation is $250,000 and $150,000, respectively.

I-trax may terminate each executive’s employment with or without cause at any time, and each executive may terminate his employment upon 90 days’ notice or upon shorter notice for good reason. Good reason includes the failure by I-trax to continue the applicable executive in his executive position, material diminution of his responsibilities, duties or authority, assignment to him of duties inconsistent with his position or requiring him to be permanently based other than at each executive’s current location.

If either executive’s employment is terminated without cause or for good reason, I-trax will pay to the applicable executive severance equal to one year’s salary, payable over one year.

Each executive has agreed not to compete against I-trax for a period of one year following the expiration of the initial term or renewal term, even if the actual employment is terminated prior to such expiration. Each executive has also agreed not to use or disclose any confidential information of I-trax for at least five years after the expiration of the original term or additional term, even if the actual employment is terminated prior to such expiration.

Haywood D. Cochrane, Jr. and E. Stuart Clark

CHD Meridian Healthcare is a party to an employment agreement, dated January 1, 2000, with Messrs. Cochrane and Clark. Each agreement was for an initial term of two years. Each agreement extends automatically for successive periods of one year. Mr. Cochrane’s and Mr. Clark’s current annual salary is $150,000 and $185,000, respectively.

CHD Meridian Healthcare may terminate Mr. Cochrane’s and Mr. Clark’s employment with or without cause at any time. In addition, Mr. Cochrane and Mr. Clark may terminate his employment for good reason. Good reason includes material diminution of executive’s salary, title or responsibilities or requiring the executive to relocate to a place of work more than 30 miles from executive’s current place of work.

In the event the agreement is terminated without cause or for good reason, CHD Meridian Healthcare will pay the applicable executive severance equal to one year’s salary, payable over one year.

In the event of termination for any reason, the executive will remain subject to the non-competition restrictions described below for 6 months.

Both executive’s have agreed not to compete against CHD Meridian Healthcare for a period of 6 months after expiration or termination of the employment for any reason. Both executive’s have also agreed not to use or disclose any confidential information of CHD Meridian Healthcare.

Change of Control Arrangements

The compensation committee, as administrator of I-trax’s 2000 Equity Compensation Plan and 2001 Equity Compensation Plan, can provide for accelerated vesting of the shares of common stock subject to outstanding options in connection with certain changes in the control of I-trax.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

I-trax’s board members, executive officers and persons who hold more than 10% of I-trax’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act, which require them to file reports with respect to their common stock ownership and their transactions in common stock. Based upon the copies of Section 16(a) reports that I-trax received from such persons for their 2004 fiscal year transactions in I-trax common stock and their common stock holdings and the written representations received from one or more of these persons that no annual Form 5 reports were required to be filed by them for the 2004 fiscal year, I-trax believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by I-trax’s executive officers, board members and greater than 10% stockholders, except Ms. Lieberman’s Form 3 which was late.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

I-trax is a party to a consulting agreement with Innovative Health Strategies, LLC, a consulting firm affiliated with Mr. Green, a director. Under the agreement, the entity agreed to introduce Health Management to potential customers for I-trax’s services and Health Management agreed to compensate the consulting firm upon closing of transactions with such potential customers. I-trax has not made any payment under this consulting agreement. Health Strategies is a holder of options to acquire 6,400 shares of I-trax common stock at $3.125 per share. Health Industry Investments, LLC, likewise an affiliate of Mr. Green, is a holder of options to acquire 40,000 shares of I-trax common stock at $2.75 per share.

Akin, Gump, Strauss, Hauer & Feld, L.L.P., a former affiliate of Mr. Green, provides legal services to I-trax. In 2004, I-trax paid Akin Gump $33,187 for legal services and related expenses. I-trax also paid Akin Gump $35,000 as a “finders fee” in connection with the CHD Meridian Healthcare merger. Mr. Green is now a partner in the firm Gardner Carton & Douglas LLP. I-trax paid Gardner Carton $2,753 and $343 in 2004 and in the first quarter of 2005, respectively.

I-trax is a party to a distribution arrangement with Health Advocate, Inc., a health services company. Arthur N. Leibowitz, a former director, is an Executive Vice President for Business Development and Chief Medical Officer of Health Advocate. Under the terms of the distribution arrangement, I-trax paid Health Advocate $7,104 and $46,349 in 2003 and 2004, respectively.

I-trax was a party to a consulting arrangement with Catherine Martin, a former healthcare investment banker with Alex. Brown and Sons, Inc., and H.C. Wainwright & Co., and the wife of Mr. Martin, Chairman and former Chief Executive Officer of I-trax. Under the terms of the consulting arrangement, among other things, Ms. Martin provided services in connection with the CHD Meridian Healthcare acquisition and related financing. Ms. Martin earned compensation of $37,500 in 2003 and $87,500 in 2004 under this arrangement. The arrangement was terminated in September 2004.

On March 2, 2001, I-trax entered into an Amended and Restated Promissory Note and Warrant Purchase Agreement with a group of investors led by Psilos Group Partners, L.P., or collectively, the “Psilos Group,” pursuant to which the Psilos Group agreed, among other things, to loan I-trax up to $1,000,000. The Psilos Group included Nantucket Healthcare Ventures I, L.P., a venture fund managed by Mr. Martin. As consideration, I-trax granted the Psilos Group warrants to acquire 0.05264 shares of common stock at $.50 per share for each $1 of the face amount of the loan. The loan accrued interest at an annual rate of 8%. The Psilos Group funded $692,809 of the $1,000,000 and received warrants to purchase 364,694 shares of common stock. Of such total amounts, Nantucket funded $75,000 and received warrants to purchase 39,480 shares of common stock. Effective as of January 4, 2002, all Psilos Group investors exercised their warrants using a cashless exercise feature and received an aggregate of 340,316 shares of common stock. In June 2003, Nantucket assigned its $75,000 loan plus accrued interest of $6,669 on such loan to a third party investor relations consultant, which converted such sum into 46,668 shares of common stock at the rate of $1.75 per share in a private placement I-trax completed in June 2003. Nantucket converted the balance of accrued interest of $6,098 into 3,484 shares of common stock in the same private placement.

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In March and April 2003, Mr. Martin loaned I-trax an aggregate of $200,000 to fund I-trax’s working capital deficiency. These loans accrued interest at an annual rate of 8%. Of this amount, I-trax repaid $20,000 in September 2003, $25,000 in October 2003 and $10,000 in November 2003. I-trax repaid $145,000, the balance of the loan, plus accrued interest of $6,346 on March 19, 2004, contemporaneously with the closing of the CHD Meridian Healthcare merger. In consideration for these advances and continued commitment to support I-trax, in May 2003 Mr. Martin received warrants to acquire an aggregate of 300,000 shares of common stock at $1.80 per share.

In addition to the loan described above, at June 30, 2003, I-trax owed Mr. Martin an aggregate of $369,741, which represented 2001 loans and accrued interest on such loans. Mr. Martin converted this amount into 211,280 shares of common stock at the rate of $1.75 per share in a private placement I-trax completed in June 2003.

In February 2003, Gary Reiss, a former Executive Vice President, loaned I-trax an aggregate of $50,000 to fund I-trax’s working capital deficiency. The loan accrued interest at an annual rate of 8%. I-trax repaid the loan, plus accrued interest of $2,878, on March 19, 2004, contemporaneously with the closing of the CHD Meridian Healthcare merger. In consideration for these advances and continued commitment to support I-trax, in May 2003 Mr. Reiss received warrants to acquire an aggregate of 150,000 shares of common stock at $1.80 per share.

In addition to the loan described above, at June 30, 2003, I-trax owed Mr. Reiss an aggregate of $423,582, which represented 2001 loans and accrued interest on such loans. Mr. Reiss converted this amount into 242,046 shares of common stock at the rate of $1.75 per share in a private placement I-trax completed in June 2003.

A relative of Mr. Reiss loaned I-trax $350,000 in September 2002. The loan accrued interest at an annual rate of 8%. I-trax repaid $125,000 of the loan in October 2002, $140,000 in February 2003, and $85,000, the balance, on March 19, 2004, contemporaneously with the closing of the CHD Meridian Healthcare merger. I-trax paid accrued interest monthly.

Mr. Martin and Yuri Rozenfeld, Vice President and Secretary, deferred salaries in amounts of $16,044, and $9,750, respectively, from October 2002 through April 2003 at the request of I-trax to conserve cash. These officers converted the accrued amounts, less withheld taxes, into 5,562 and 3,536 shares of common stock, respectively, at the rate of $1.75 per share in a private placement I-trax completed in June 2003.

Sean Martin, the son of Mr. Martin, is an employee of I-trax. Mr. S. Martin received cash compensation of $61,486 in 2003 and $79,330 in 2004.

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The Certificate of Incorporation of I-trax limits the liability of I-trax’s directors for monetary damages arising from a breach of their fiduciary duty as directors, except for any breach of the director’s duty of loyalty to I-trax or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit and as otherwise required by Delaware General Corporation Law. This limitation of liability does not limit equitable remedies such as injunctive relief or rescission.

I-trax’s bylaws require I-trax to indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.

AUDIT COMMITTEE REPORT

The audit committee of the board of directors developed an updated charter for the committee in 2003, which was approved by the full board. The complete text of the charter is reproduced in Exhibit A to I-trax’s proxy statement for its 2004 annual meeting filed with the Securities and Exchange Commission on April 19, 2004.

The audit committee appoints the accounting firm to be retained to audit the company’s financial statements and, once retained, consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the company.

Accordingly, the audit committee has (a) reviewed and discussed the audited financial statements with management; (b) discussed with Goldstein Golub Kessler LLP, the company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); (c) received the written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (d) discussed with Goldstein Golub Kessler LLP its independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board. The audit committee also discussed with Goldstein Golub Kessler LLP the overall scope and plans for its audit. The audit committee met with management and Goldstein Golub Kessler LLP to discuss the results of the auditors’ examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the company’s Annual Report on Form 10-KSB for the year ended December 31, 2004.

This report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other I-trax filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that I-trax specifically incorporates this report by reference therein.

Member of the Audit Committee
Gail F. Lieberman, Chairperson

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FORM 10-KSB

The Company will mail without charge, upon written request, a copy of the Company’s Form 10-KSB Report for fiscal year ended December 31, 2004, including its financial statements. Requests should be sent to I-trax, Inc., 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317, Attn: Secretary.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in I-trax’s proxy materials for presentation at I-trax’s 2006 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, must submit the proposal to the company at its offices at 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania 19317, Attn: Yuri Rozenfeld, not later than December 16, 2005. Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in
I-trax’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, are required to provide advance notice of such proposal to I-trax at the aforementioned address not later than December 16, 2005. I-trax reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

OTHER MATTERS

I-trax’s board of directors knows of no other matters to be presented for stockholder action at the 2005 annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

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APPENDIX A

(MARKED TO SHOW AMENDMENTS)

Amendments to Sections I and V of
Article One of
I-TRAX, INC.
2001 EQUITY COMPENSATION PLAN
I. PURPOSE OF THE PLAN

This Amended and Restated 2001 Equity Compensation Plan is intended to promote the interests of I-trax, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

* * * * * * * * *

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock ~~initially reserved for issuance over the term of the Plan~~that may be issued under the plan shall not exceed ~~Five Million (5,000,000) shares.~~Three Million Six Hundred Thousand (3,600,000) shares, plus the additional shares of Common Stock described in Section V.B of Article 1.

B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each calendar year during the term of the Plan, beginning with the ~~2002~~2005 calendar year, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed ~~One Million (1,000,000~~Three Hundred Thousand (300,000) shares.

C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Four Hundred Thousand (400,000) shares of Common Stock in the aggregate per calendar year.

D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid for with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

A-1

E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

* * * * * * * * *

A-2

EXHIBIT I

I-TRAX, INC.

AMENDED AND RESTATED 2001 EQUITY COMPENSATION PLAN

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This Amended and Restated 2001 Equity Compensation Plan is intended to promote the interests of I-trax, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into the separate equity incentive programs described in items 1, 2 and 3 below, and, upon the direction of the Board, into the separate equity incentive program described in item 4 below:

1. the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

2. the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special options,

3. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

4. when implemented by the Board, the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

C. This Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any awards under this Plan.

III. ADMINISTRATION OF THE PLAN

A. The following provisions shall govern the administration of the Plan:

1. The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and Covered Employees, but may delegate such authority in whole or in part to the Primary Committee.

2. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

3. The Board (or Primary Committee) shall select the Section 16 Insiders and Covered Employees and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the terms of that program and the Primary Committee shall not exercise any administrative discretion with respect to option grants made under the program.

4. If and when activated by the Board, administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

1. to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

2. to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

3. to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

4. to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

C. All decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

D. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

E. Notwithstanding any of the foregoing provisions of this Section III to the contrary, each Plan Administrator that has the authority to administer any equity program under the Plan with respect to Section 16 Insiders and Covered Employees shall consist solely of two or more individuals who are both "outside directors" as defined under Section 162(m) of the Code and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the 1934 Act.

F. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee (whether or not an actual Board member) shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

1. Employees,

2. non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and

3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Only Employees who are Section 16 Insiders and Covered Employees or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock that may be issued under the plan shall not exceed Three Million Six Hundred Thousand (3,600,000) shares, plus the additional shares of Common Stock described in Section V.B of Article 1.

B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each calendar year during the term of the Plan, beginning with the 2005 calendar year, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed Three Hundred Thousand (300,000) shares.

C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Four Hundred Thousand (400,000) shares of Common Stock in the aggregate per calendar year.

D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid for with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

VI. LIMITATIONS ON ISSUANCE OR TRANSFER OF SHARES.

A. No Common Stock shall be issued or transferred in connection with any award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Plan Administrator. The Plan Administrator shall have the right to condition any award made to any Optionee or Participant hereunder on such Optionee's or Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Common Stock as the Plan Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

B. If based upon the opinion of counsel to the Corporation, the Plan Administrator determines that the exercise of any options would violate any applicable provision of (a) state or federal securities law or (b) the listing requirements of any securities exchange registered under the 1934 Act on which are listed any of the Corporation's equity securities, then the Plan Administrator may postpone any such exercise; provided, however, that the Corporation shall use its best efforts to cause such exercise to comply with all such provisions at the earliest practicable date.

C. With respect to Section 16 Insiders and Covered Employees of the Corporation, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board and the Plan Administrator.

D. If so requested by the Corporation or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), an Optionee or Participant (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Corporation during the 180-day period following the effective date of a registration statement of the Corporation filed under the Securities Act (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Corporation) (the "Market Standoff Period"). Such restriction shall apply to any registration statement of the Corporation to become effective under the Securities Act that includes securities to be sold on behalf of the Corporation to the public in an underwritten public offering under the Securities Act. The Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Six and the documents evidencing the option, be payable in one or more of the following forms:

1. in cash or check made payable to the Corporation;

2. shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

3. to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent the sale and remittance procedure described in item 3, above, is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. Loans and Guarantees. The Plan Administrator may, in its discretion,

1. allow an Optionee in the Discretionary Option Grant Program to defer (at no less than reasonable commercial rates) payment to the Corporation of all or any portion of (a) the exercise price of an option, or (b) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

2. cause the Corporation to guarantee a loan from a third party to the Optionee in the Discretionary Option Grant Program, in an amount equal to all or any portion of such exercise price or any related taxes.

Any such payment deferral or guarantee by the Corporation pursuant to this Section I.C. shall be, on a secured or unsecured basis, for such periods, at commercial interest rates, and on such other terms and conditions as the Plan Administrator may determine. Notwithstanding the foregoing, a Optionee shall not be entitled to defer the payment of such exercise price or any related taxes unless the Optionee (a) enters into a binding obligation to pay the portion of the exercise price or any related taxes which are deferred and (b) pays upon exercise of an option a minimum amount, with respect to all shares of Common Stock to be then issued, equal to the amount determined by the Plan Administrator to be capital within the meaning of Section 154 of the Delaware General Corporation Law. If the Plan Administrator has permitted a payment deferral or caused the Corporation to guarantee a loan pursuant to this Section I.C., then the Plan Administrator may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee in the event the Optionee sells or otherwise transfers the Optionee's shares of Common Stock purchased pursuant to such deferral or guarantee.

D. Cessation of Service.

The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

1. Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

2. Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

3. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

4. Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

1. to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

2. to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

E. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

F. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

G. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part without consideration during the Optionee's lifetime to one or more members of the Optionee's immediate family, or to others, including but not limited to, a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest, an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members, or an entity, acceptable to the Plan Administrator, with which the Optionee has a business relationship. Non-Statutory Options may also be transferred, to the extent permitted by the Plan Administrator, pursuant to a domestic relations order (as defined under section 414(p) of the Code). Each such transfer must also be consistent with applicable securities laws. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment which shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate and each assignee shall agree to be legally bound by such terms.

Notwithstanding the foregoing, the Optionee may also designate one or more persons as the Beneficiary or Beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such Beneficiary or Beneficiaries upon the Optionee's death while holding those options and upon furnishing proof satisfactory to the Corporation of the Beneficiary's or Beneficiaries' right to receive the options. Such Beneficiary or Beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One and Two shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CONSEQUENCES OF A CHANGE IN CONTROL

A. Upon a Change in Control the Plan Administrator, subject to Section III.B., below, shall have the full discretion to do any or all of the following with respect to the outstanding options granted under the Discretionary Option Grant Program:

1. to provide that the outstanding options shall accelerate and become fully exercisable, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock;

2. to provide that one or more of the Corporation's repurchase rights provided in accordance with Section I.F., above, shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued;

3. where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation) to provide that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options granted by, the surviving corporation;

4. subject to Section III.B. below, to require that Optionees surrender their outstanding options in exchange for a payment by the Corporation, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Optionee's unexercised options exceeds the exercise price of the options;

5. after giving Optionees an opportunity to exercise their outstanding options, to terminate any or all unexercised options at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date specified by the Plan Administrator; or

6. to take any other action that the Plan Administrator shall determine to pursue.

B. Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control, the Plan Administrator shall not have the right to take any actions described in the Plan that would make the Change in Control ineligible for pooling of interest accounting treatment or that would make the Change in Control ineligible for desired tax treatment if, in the absence of such right, the Change in Control would qualify for such treatment and the Corporation intends to use such treatment with respect to the Change in Control.

C. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

D. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

E. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

IV. STOCK APPRECIATION RIGHTS

The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

V. SUBSTITUTED OPTIONS

If the Plan Administrator cancels, with the consent of an Optionee, any option granted under the Plan, and a new option is substituted therefor, then the Plan Administrator may, in its discretion, provide that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising or disposing of the new substituted option under Section I.B., above, so that the Optionee may exercise or dispose of the substituted option at the same time as if the Optionee had held the substituted option since the grant date of the canceled option; provided, however, that no Optionee who for purposes of Section 16 of the 1934 Act is treated as an officer, director or 10% Stockholder of the Corporation may dispose of a substituted exchange option within less than six months after the grant date (calculated without reference to this Section V).

ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

I. OPTION GRANTS

The Primary Committee may implement the Salary Investment Option Grant Program for one or more calendar years beginning after the Plan Effective Date and select the Section 16 Insiders and Covered Employees and other highly compensated Employees who shall be eligible to participate in the Salary Investment Option Grant Program for each such calendar year. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Five Thousand Dollars ($5,000) (or such lesser amount as the Plan Administrator may determine) nor more than Fifty Thousand Dollars ($50,000) (or such lesser amount as the Plan Administrator may determine). Each individual who files such a timely election shall be granted an option under the Salary Investment Grant Program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

II. OPTION TERMS

Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

A. Exercise Price.

1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

B is the Fair Market Value per share of Common Stock on the option grant date.

C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D. Cessation of Service. Each option outstanding at the time of the Optionee's cessation of Service shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period following the Optionee's cessation of Service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CHANGE IN CONTROL

A. In the event of any Change in Control while an Optionee remains in Service holding an outstanding option granted under the Salary Investment Option Grant Program, the Plan Administrator shall have the full discretion to do any or all of the following:

1. to provide that each such outstanding option shall, immediately prior to the effective date of the Change in Control, accelerate and become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock;

2. to provide that one or more of the Corporation's repurchase rights provided in accordance with Section I.F., above, shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued;

3. where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation) to provide that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options granted by, the surviving corporation;

4. subject to Section III.B. of Article Two, above, to require that Optionees surrender their outstanding options in exchange for a payment by the Corporation, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Optionee's unexercised options exceeds the exercise price of the options;

5. after giving Optionees an opportunity to exercise their outstanding options, to terminate any or all unexercised options at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date specified by the Plan Administrator; or

6. to take any other action that the Plan Administrator shall determine to pursue.

B. Each option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control.

C. Each option described in Section III.A., above, which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

IV. REMAINING TERMS

The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for options granted under the Discretionary Option Grant Program.

ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

A. Purchase Price.

1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issue date.

2. Subject to the provisions of Section II of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. Vesting/Issuance Provisions.

1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

II. CHANGE IN CONTROL

A. In the event of any Change in Control, the Plan Administrator shall have the full discretion to do any or all of the following with respect to the Corporation's outstanding repurchase rights applicable to shares of Common Stock issued under the Stock Issuance Program:

1. to provide that all such outstanding repurchase rights shall terminate and all the shares of Common Stock subject to those terminated rights shall immediately vest in full except to the extent that such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued;

2. to assign the repurchase rights to the successor corporation (or parent thereof) or otherwise to continue such rights in full force and effect pursuant to the terms of the Change in Control; or

3. to take any other action that the Plan Administrator shall determine to pursue.

B. The Plan Administrator may at any time provide for the automatic termination of one or more of the Corporation's outstanding repurchase rights applicable to the shares described in Section II.A., above, and the immediate vesting of the shares of Common Stock subject to those terminated rights upon an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

III. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV. SECTION 83(b) ELECTION

Provided that the Plan Administrator shall not have prohibited the Participant from making the following election, if a Participant shall, in connection with any grant of share right awards make the election permitted under section 83(b) of the Code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in section 83(b) of the Code), such Participant shall notify the Plan Administrator of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of section 83(b) of the Code.

V. FINANCING

The Plan Administrator in its sole discretion, may permit any Participant to pay the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator, in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate purchase price payable for the purchased shares (less the amount determined by the Plan Administrator with respect to the purchased shares to be capital within the meaning of Section 154 of the Delaware General Corporation Law) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the or share purchase.

ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

I. OPTION TERMS

A. Grant Dates. The Board may implement the Automatic Option Grant Program as of the first day of any month beginning after the Plan Effective Date. Upon such implementation of the Program (the "Program Effective Date"), options shall be granted on the dates specified below:

1. Each individual who is serving as a non-employee Board member on the Program Effective Date and each individual who is first elected or appointed as a non-employee Board member at any time after the Program Effective Date shall automatically be granted, on the Program Effective Date or on the date of such initial election or appointment, as appropriate, a Non-Statutory Option to purchase Five Thousand (5,000) shares of Common Stock, (or any lesser amount determined by the Board), provided that individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

2. On the date of each Annual Stockholders Meeting beginning with the 2002 Annual Stockholder Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase One Thousand (1,000) shares of Common Stock, (or any lesser amount determined by the Board), provided that individual has served as a non-employee Board member for at least six (6) months.

B. Exercise Price.

1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 5,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 1,000-share option shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of three (3) years of Board service measured from the option grant date.

E. Cessation of Board Service. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

1. Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

2. Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

3. Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

4. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

II. REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options granted under the Discretionary Option Grant Program.

ARTICLE SIX

MISCELLANEOUS

I. NO IMPAIRMENT OF AUTHORITY

Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

II. TAX WITHHOLDING

A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

2. Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant and Automatic Option Grant Programs shall not be implemented until such time as the Plan Administrator and the Board, respectively, may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B. The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

C. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Corporation and its successors and assigns.

IV. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS/LEGAL COMPLIANCE

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market or the Nasdaq Small Cap Market, if applicable) on which Common Stock is then listed for trading.

C. With respect to persons subject to section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the 1934 Act. In addition, it is the intent of the Corporation that the Plan and the options and stock issuances awarded under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the 1934 Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the 1934 Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Plan Administrator may revoke any option or stock issuance if it is contrary to law or modify an award to bring it into compliance with any valid and mandatory government regulation.

VII. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon an Optionee or a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII. CORPORATE TRANSACTIONS

Nothing contained in this Plan shall be construed to (i) limit the right of the Plan Administrator to make awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including awards to employees thereof who become Employees or for other proper corporate purposes, or (ii) limit the right of the Corporation to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Plan Administrator may make an award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Corporation (or any Parent or Subsidiary) in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Corporation shall prescribe the provisions of the substitute grants.

IX. GOVERNING LAW

The validity, construction, interpretation and effect of the Plan and of the documents and other instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

X. NATURE OF PAYMENTS

Any and all grants of options, payments of cash, or deliveries of shares of Common Stock hereunder shall constitute special incentive payments to the Optionees and Participants and shall not be taken into account in computing the amount of salary or compensation of the Optionees and Participants for the purposes of determining any pension, retirement, death or other benefits under any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Corporation (or any Parent or Subsidiary) or any agreement between the Corporation (or any Parent or Subsidiary), on the one hand, and the Optionee or Participant, on the other hand, except as such plan or agreement shall otherwise expressly provide.

XI.  NON-UNIFORM DETERMINATIONS

The Plan Administrator's determinations under the Plan need not be uniform and may be made by the Plan Administrator's selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).

XII. NO FRACTIONAL SHARES

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

XIII. HEADINGS

Article and Section headings are for reference only. In the event of a conflict between a heading and the content of an Article or a Section, the content of the respective Article or Section shall control.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Automatic Option Grant Program shall mean the automatic option grant program, if any, in effect under the Plan.

B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of inheritance.

C. Board shall mean the Corporation's Board of Directors.

D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

1. Any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) (other than persons who are stockholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the then outstanding securities of the Corporation; provided that a Change in Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder and a Change in Control shall not be deemed to occur as a result of a transaction in which the Corporation becomes a subsidiary of another corporation and in which the stockholders of the Corporation, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

2. The stockholders of the Corporation approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Corporation with another corporation where the stockholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, or (iii) a liquidation or dissolution of the Corporation.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean the Corporation's common stock.

G. Corporation shall mean I-trax, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of I-trax, Inc. which shall by appropriate action adopt the Plan.

H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, including without limitation officers and members of the Board.

J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1. If the Common Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Common Stock is a Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Common Stock is not principally traded on such exchange or market, the last reported highest "bid" price of Common Stock on the relevant date, as reported by the OTC Bulletin Board, the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Plan Administrator determines.

2. If the Common Stock is not publicly traded or, if publicly traded, the Plan Administrator determines that the number of shares of the Common Stock traded on a given day, the last reported sale price thereof, or, if applicable, the highest "bid" quotation as set forth above are not indicative of the fair market value of the Common Stock, the Fair Market Value per share shall be as determined by the Plan Administrator.

L. Incentive Option shall mean an option, which satisfies the requirements of Code Section 422.

M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

1. such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

2. such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

N. Misconduct shall mean, except to the extent specified otherwise by the Plan Administrator, a finding by the Plan Administrator that the Optionee (i) has breached his or her employment or service contract with the Corporation, (ii) has engaged in disloyalty to the Corporation, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Corporation to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Corporation as the Plan Administrator determines.

O. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

Q. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date an option is surrendered to the Corporation.

R. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

S. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

T. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

U. Permanent Disability or Permanently Disabled shall mean an Optionee's or a Participant's becoming disabled within the meaning of Code section 22 (e)(3). However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

V. Plan shall mean the Corporation's Amended and Restated 2001 Equity Compensation Plan, as set forth in this document.

W. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

X. Plan Effective Date shall mean March 20, 2001, the date on which the Plan was adopted by the Board.

Y.  Primary Committee shall mean the committee of two (2) or more non-employee Board members, as defined under Rule 16b-3 under the 1934 Act, who are also "outside directors", as defined under section 162(m) of the Code and who are appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and Covered Employees and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

Z. Salary Investment Option Grant Program shall mean the salary investment grant program, if any, in effect under the Plan.

AA. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders and Covered Employees.

BB. Section 16 Insider and Covered Employee shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act and to the extent not covered by such statutory provision, an officer who is subject to the cap on deductible remuneration under section 162(m)(3) of the Code.

CC. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

DD. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

EE. Stock Issuance Program shall mean the stock issuance program, if any, in effect under the Plan.

FF. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

GG. 10% Stockholder shall mean the owner of stock (as determined under Code section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

HH. Withholding Taxes shall mean the minimum applicable Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

______________

Pursuant to Section V.E of Article 1, all references to share amounts in the Plan have been adjusted to reflect the Corporation’s 1-for-5 reverse stock split, which was effected as of the close of business on January 3, 2003.

As revised by the Board at its meeting held August 16, 2004 and approved by the stockholders at the Annual Meeting held __________ __, 2005 to make the following amendments: (i) Section V.A of Article 1 was amended to increase the aggregate number of shares of Common Stock that may be issued under the Plan from 1,600,000 to 3,600,000, plus the additional shares of common stock described in Section V.B of Article 1; (ii) Section V.B of Article 1 was amended to change the maximum amount of the annual increase in the number of shares of Common Stock available for issuance under the Plan from Two Hundred Thousand (200,000) shares to Three Hundred Thousand (300,000) shares; and (iii) Section V.C of Article 1 was amended to increase the maximum aggregate number of shares of Common Stock for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year from Eighty Thousand (80,000) shares to Four Hundred Thousand (400,000) shares.

PROXY	I-TRAX, INC. 4 Hillman Drive, Suite 130, Chadds Ford, PA 19317	PROXY

This Proxy is Solicited on Behalf of the Board of Directors of I-trax, Inc.
for the Annual Meeting of Stockholders to be held May 17, 2005

The undersigned holder of Common Stock, par value $.001, of I-trax, Inc. (the “Company”) and/or Series A Convertible Preferred Stock, par value $.001, of the Company hereby appoints Frank A. Martin and Yuri Rozenfeld, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock and/or Series A Convertible Preferred Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 17, 2005 at 11:00 a.m. local time, at 4 Hillman Drive, Suite 130, Chadds Ford, Pennsylvania, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, APPROVE AMENDMENTS TO THE 2001 EQUITY COMPENSATION PLAN AND, IN THE DISCRETION OF THE DESIGNATED PROXIES, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)		/x/ Please mark votes as in this example.
1.	To elect the following directors to serve for a term ending upon the 2006 Annual Meeting of Stockholders or until their successors are elected and qualified:	Nominees: Haywood D. Cochrane, Jr. Philip D. Green Gail F. Lieberman Frank A. Martin David Nash, M.D. R. Dixon Thayer	FOR / /	AGAINST / /	For all nominees, except for nominees written below. / / Nominee exception(s).

2.	To approve amendments to the Company’s 2001 Equity Compensation Plan		FOR / /	AGAINST / /	ABSTAIN / /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature

Signature (if held jointly)

Date:_________________________________________________, 2005

When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.